Condensed Combined Consolidated Interim Financial Statements Q1 2025 CTC Triangle B.V. and subsidiaries including HH-ALI PTE. LTD Exhibit 99.2

Condensed combined consolidated interim statement of comprehensive income Condensed combined consolidated interim statement of financial position Condensed combined consolidated interim statement of cash flows Condensed combined consolidated interim statement of changes in equity Notes to the condensed combined consolidated interim financial statements Section 1 - Overview 1.1 Corporate information 1.2 Basis of preparation 1.3 Significant judgments, estimates and assumptions Section 2 - Operating performance 2.1 Revenue from contracts with customers 2.2 Inventories Section 3 - Financial instruments, risk and equity 3.1 Derivatives 3.2 Fair value measurement 3.3 Cash and Cash Equivalents Section 4 - Other disclosures 4.1 Overview of Group companies and joint venture 4.2 Related party transactions 4.3 Events after the reporting period

Condensed combined consolidated interim statement of comprehensive income (NOK thousand) Note Q1 2025 Q1 2024 Revenue from contracts with customers 2.1 1 650 679 1 563 808 Other income 22 377 17 372 Total revenues and other income 1 673 056 1 581 181 Cost of goods sold 771 357 761 081 Employee benefit expenses 297 754 261 666 Other operating expenses 433 404 347 062 Depreciation and amortization 67 553 62 817 Operating profit 102 989 148 555 Share of results from joint venture 4.1 16 976 -3 525 Finance income 6 992 7 576 Finance expense 31 360 41 188 Profit before tax 95 596 111 417 Income tax expense 23 723 8 465 Net profit for the year 71 874 102 952 Other comprehensive income Items which may subsequently be reclassified to profit or loss: Translation differences of foreign operations -43 342 40 234 Net gain/(loss) on cash flow hedges, before tax 3.1 -211 153 22 940 Income tax on hedging reserve 3.1 46 454 -5 047 Other comprehensive income for the year -208 041 58 127 Total comprehensive income for the year 136 167- 161 079 Net profit/loss for the year attributable to: Equity holders of the parent company 71 874 102 952 Total comprehensive income attributable to: Equity holders of the parent company -136 167 161 079 For the three months ended 31 March

Condensed combined consolidated interim statement of financial position

(NOK thousand)	Note	3/31/2025	12/31/2024
Intangible assets		3 409 922	3 418 925
Goodwill		2 732 272	2 745 081
Property, plant and equipment		308 924	310 196
Right-of-use assets		931 409	815 372
Non-current derivative financial assets	3.1	-	59 498
Deferred tax asset		166 197	145 361
Other non-current assets		12 660	13 696
Investment in joint venture	4.1	137 705	129 867
Total non-current assets		**7 699 089**	**7 637 997**
Inventories	2.2	2 368 447	2 614 008
Trade and other receivables		1 142 681	1 372 849
Current derivative financial assets	3.1	66 238	189 480
Other current assets		76 415	136 616
Cash and cash equivalents		700 226	1 117 415
Total current assets		**4 354 007**	**5 430 368**
Total assets		**12 053 096**	**13 068 365**

(NOK thousand)	Note		
Share capital		976	976
Share premium		7 219 412	7 219 412
Other capital reserves	3.1	217 506	425 548
Retained earnings		186 745	114 871
Total equity		**7 624 639**	**7 760 807**
Non-current lease liabilities		779 765	665 859
Deferred tax liability		770 069	772 913
Non-current derivative financial liabilities	3.1	-	37 742
Non-current provisions		12 112	8 720
Non-current contract liabilities		6 054	6 492
Other non-current liabilities		6 286	5 388
Total non-current liabilities		**1 574 285**	**1 497 115**
Current interest-bearing liabilities		1 416 654	1 788 352
Trade payables		333 688	674 838
Other current liabilities		784 387	907 297
Current lease liabilities		218 006	218 435
Current contract liabilities		611	16 711
Current provisions		21 370	35 182
Income tax payable		55 307	58 007
Current derivative financial liabilities	3.1	24 148	111 622
Total current liabilities		**2 854 171**	**3 810 443**
Total liabilities		**4 428 456**	**5 307 558**
Total equity and liabilities		**12 053 096**	**13 068 365**

Oslo, 13 August 2025
/s/ Zornitsa Radkova-Lund

Zornitsa Radkova-Lund
(Representing the Helly Hansen Group)

Condensed combined consolidated interim statement of cash flows

For the three months ended 31 March

All amounts in NOK thousand	Note	Q1 2025	Q1 2024
Cash flow from operating activities			
Profit/loss before tax		95 596	111 417
Adjustments to reconcile loss before tax to net cash flow			
Share of profit/loss before tax of joint venture		-16 976	3 525
Net financial items		24 368	33 612
Depreciation and amortization		67 553	62 817
Net gain/loss on derivative instruments at fair value through profit or loss		-143 797	43 889
Gain on disposal of property, plant and equipment		-37	-7
Working capital adjustments			
Changes in inventories	2.2	245 561	148 482
Changes in trade and other receivables		230 168	54 636
Changes in trade payables		-341 149	-191 671
Changes in provisions		-10 420	2 188
Changes in contract liabilities		-16 538	-4 394
Changes in other operating items		-61 061	-19 727
Other items			
Tax paid		-12 327	-9 343
Net cash flows from operating activities		**60 941**	**235 425**
Cash flow from investing activities			
Purchase of property, plant and equipment		-31 334	-10 345
Interest received		5 782	7 353
Net cash flows from investing activities		**-25 552**	**-2 992**
Cash flow from financing activities			
Repayments of borrowings		-275 000	-200 000
Net change in bank draft		-85 064	-259 764
Payments for principal for the lease liability		-47 796	-44 215
Payments for interest for the lease liability		-9 700	-8 131
Interest paid		-31 096	-39 926
Net cash flows from financing activities		**-448 656**	**-552 036**
Net change in cash and cash equivalents		**-413 267**	**-319 604**
Cash and cash equivalents at beginning of the year		1 117 415	1 344 408
Net foreign exchange difference		-3 921	4 317
Cash and cash equivalents at 31 March		**700 226**	**1 029 121**

Condensed combined consolidated interim statement of changes in equity

All amounts in NOK thousand

		Paid-in equity		Other capital reserves			
2025	**Note**	**Share capital**	**Share premium**	**Hedging reserve**	**Cumulative translation differences**	**Retained earnings**	**Total equity**
Equity as at January 1, 2025		**976**	**7 219 412**	**164 734**	**260 813**	**114 871**	**7 760 807**
Net profit or loss for the year						71 874	**71 874**
Other comprehensive income or loss, net of tax*	3.1			-164 699	-43 342		**-208 041**
Equity as at March 31, 2025		**976**	**7 219 412**	**35**	**217 471**	**186 745**	**7 624 640**

		Paid-in equity		Other capital reserves			
2024	**Note**	**Share capital**	**Share premium**	**Hedging reserve**	**Cumulative translation differences**	**Retained earnings**	**Total equity**
Equity as at January 1, 2024		**976**	**7 219 412**	**87 580**	**189 573**	**-244 676**	**7 252 866**
Net profit or loss for the year						102 952	**102 952**
Other comprehensive income or loss, net of tax*	3.1			17 893	40 234		**58 127**
Equity as at March 31, 2024		**976**	**7 219 412**	**105 473**	**229 807**	**-141 724**	**7 413 945**

*Other comprehensive income (loss) consists of translation of results and financial position of subsidiaries as well as the parent company with functional currencies different than NOK to the presentation currency and net gain (loss) on cash flow hedges.

Section 1 - Overview 1.1 Corporate information 1.2 Basis of preparation 1.3 Significant judgments, estimates and assumptions These condensed combined consolidated interim financial statements consist of CTC Triangle B.V. (“the Company”) including subsidiaries and the investment in the joint venture HH-ALI PTE. LTD, collectively referred to as “the Group” in these combined condensed combined interim financial statements. CTC Triangle B.V. is incorporated and domiciled in the Netherlands with principal offices located at Herikerbergweg 88, 1101 CM Amsterdam. HH-ALI PTE. LTD is incorporated and domiciled in Singapore with principal offices located at 3 Church Street, #15-03 Samsung Hub, Singapore 049483. The Group’s operational activities are related to the sale of technical outdoor apparel and workwear. The products are sold in more than 40 countries, including core markets like Norway, Sweden, Canada, the United Kingdom and the United States. The condensed combined consolidated interim financial statements of the Group for the period ended 31 March 2025 were authorized for issue on 13 August 2025. The condensed combined consolidated interim financial statements of the Group comprise condensed combined consolidated interim statement of comprehensive income, condensed combined consolidated interim statement of financial position, condensed combined consolidated interim statement of cash flows, condensed combined consolidated interim statement of changes in equity and selected explanatory notes. The condensed combined consolidated interim financial statements have been prepared in accordance with IAS 34 Interim Financial Reporting as issued by the IASB. The condensed combined consolidated interim financial statements do not include all the information and disclosures required in the annual financial statements, and should be read in conjunction with the Group's annual combined financial statements for the year ended 31 December 2024. The accounting policies adopted in the preparation of the condensed combined consolidated interim financial statements are consistent with those applied in the preparation of the Group's annual combined financial statements for the year ended 31 December 2024. All figures are presented in NOK thousand, except when otherwise stated. In preparing the condensed combined consolidated interim financial statements, the significant judgments, estimates and assumptions made by management in applying the Group’s accounting policies and the key source of estimation uncertainty were the same as those applied to the Group's annual combined financial statements for the year ended 31 December 2024.

Section 2 - Operating performance

2.1 Revenue from contracts with customers

The Group generates revenue from customers through three different sales channels: Wholesale, E-commerce and Retail. This includes sale of goods across three product segments: Sport, Musto and Workwear. Additionally, the Group generates a smaller portion of revenue from Professional Services and sales-based royalties from licenses of intellectual property.

The Group's operations are seasonal due to its focus on outdoor and sports apparel that is influenced by seasonal activities and weather conditions. Historically, large parts of revenues and operating profits have come in the second half of the year rather than in the first six months.

	For the three months ended 31 March	
Specification of revenue (NOK thousand)	**Q1 2025**	**Q1 2024**
Sport	1 144 089	1 007 668
Musto	96 139	112 515
Workwear	410 451	443 625
Other	-	-
Total revenue from contracts with customers	**1 650 679**	**1 563 808**

	For the three months ended 31 March	
Geographical markets (NOK thousand)	**Q1 2025**	**Q1 2024**
North Europe	321 571	303 569
West Europe	152 334	143 048
East Europe	76 279	96 285
Central Europe	147 294	140 736
South Europe	248 704	238 264
Benelux	63 099	61 175
North America	572 150	537 642
Other	69 248	43 090
Total revenue from contracts with customers	**1 650 679**	**1 563 808**

The revenue information above is based on the locations of the customers.

	For the three months ended 31 March	
Timing of revenue recognition (NOK thousand)	**Q1 2025**	**Q1 2024**
Goods transferred at point in time	1 650 595	1 563 762
Goods and services transferred over time	84	46
Total revenue from contracts with customers	**1 650 679**	**1 563 808**

2.2 Inventories Inventories (NOK thousand) 3/31/2025 12/31/2024 Finished goods 2 495 214 2 744 352 Total inventories (gross) 2 495 214 2 744 352 Provision for obsolete reserve -126 768 -130 344 Total inventories at the lower of cost and net realizable value 2 368 447 2 614 008 During Q1 2025, NOK 767 100 thousand was recognized as an expense for inventories in the line item cost of goods sold (Q1 2024: NOK 761 100 thousand). No write down expenses were recognized in Q1 2025 or Q1 2024.

3.1 Derivatives

The Group enters into foreign currency derivative contracts, to hedge its exposure to foreign currency risk associated with future sales and purchases of foreign-currency-denominated inventory. These derivatives are designated as hedging instruments as cash flow hedges. The Group also enters into foreign currency derivative contracts that are not designated in hedge relationships, but are, nevertheless, intended to reduce the level of foreign currency risk for future transactions.

For information about the settlement of the derivates see note 4.3 Events after the reporting period.

The impact of the cash flow hedge on the statement of financial position, as follows:

As of March 31, 2025	Notional Amount	Carrying Amount	Line item in the statement of financial position	Change in fair value
FX Inventory Contract	1 394 909	16 922	Derivative Asset/ Derivative Liability	-229 010
FX Sales Contract	1 415 180	25 167	Derivative Asset/ Derivative Liability	111 112
FX Balance Sheet Contract*	-	-	Derivative Liability	60 373
Total	**2 810 089**	**42 089**		**-57 525**

* All balance sheet hedges were realised in March 2025.

As of December 31, 2024	Notional Amount	Carrying Amount	Line item in the statement of financial position	Change in fair value
FX Inventory Contract	3 004 802	245 933	Derivative Asset/ Derivative Liability	225 723
FX Sales Contract	3 555 792	-85 945	Derivative Asset/ Derivative Liability	-68 958
FX Balance Sheet Contract	115 087	-60 373	Derivative Asset/ Derivative Liability	-109 463
	6 675 681	**99 614**		**47 303**

The impact of the cash flow hedge on the statement of profit or loss and other comprehensive income, as follows:

	For the three months ended 31 March			
	Q1 2025		Q1 2024	
	Change in fair value	Cash flow hedge reserve	Change in fair value	Cash flow hedge reserve
Foreign exchange contracts	-117 898	211 153	61 170	-22 940
Balance Sheet Contract	60 373	-	-79 398	-
	-57 525	**211 153**	**-18 228**	**-22 940**

As of March 31, 2025 (NOK thousand)	Total hedging gain/loss recognized in OCI	Recorded in P&L	Amount reclassified from OCI to P&L
Foreign exchange contracts	-211 153	93 255	-125 775
Balance Sheet Contract	-	60 373	-
	-211 153	**153 628**	**-125 775**

As of December 31, 2024 (NOK thousand)	Total hedging gain/loss recognized in OCI	Recorded in P&L	Amount reclassified from OCI to P&L
Foreign exchange contracts	98 916	57 849	-189 439
Balance Sheet Contract	-	-109 463	-
	98 916	**-51 614**	**-189 439**

3.1 Derivatives (continued)

Impact of hedging on equity:

(NOK thousand)	For the three months ended 31 March	
	Q1 2025	Q1 2024
	Cash flow hedge reserve	Cash flow hedge reserve
Balance, beginning of year	211 198	112 282
Changes in fair value:	-	-
Changes in fair value	-117 898	-61 170
Deferral of de-designated hedges	32 520	23 618
Amount reclassified to profit or loss	-122 862	60 492
MTM on outstanding cash balance designated	-2 913	-
Balance, end of period	**45**	**135 222**
Tax on movements on reserves during the year	-10	-29 749
Net, cash flow hedge reserve, after tax	35	105 473

In the following table is the overview of the Group's is foreign exchange forward contracts:

As of March 31, 2025 (NOK thousand)	**> 12 months**	**1-2 years**	**2-3 years**	**3-4 years**	**Total**
FX Inventory Contract	16 922	-	-	-	**16 922**
FX Sales Contract	25 167	-	-	-	**25 167**
FX Balance Sheet Contract	-	-	-	-	**-**
Total	**42 089**	**-**	**-**	**-**	**42 089**

As of December 31, 2024 (NOK thousand)	**> 12 months**	**1-2 years**	**2-3 years**	**3-4 years**	**Total**
FX Inventory Contract	187 304	58 628	-	-	**245 933**
FX Sales Contract	-62 607	-23 338	-	-	**-85 945**
FX Balance Sheet Contract	-46 839	-13 535	-	-	**-60 373**
Total	**77 858**	**21 756**	**-**	**-**	**99 614**

3.2 Fair value measurement Carrying value Fair value Level 1 Level 2 Level 3 Non-current derivative financial assets* - - X Current derivative financial assets 66 238 66 238 X Non-current derivative financial liability - - X Current derivative financial liability 24 148 24 148 X Carrying value Fair value Level 1 Level 2 Level 3 Non-current derivative financial assets 59 498 59 498 X Current derivative financial assets 189 480 189 480 X Non-current derivative financial liability 37 742 37 742 X Current derivative financial liability 111 622 111 622 X As of December 31, 2024 (NOK thousand) As of March 31, 2025 (NOK thousand) Fair value disclosures Cash and cash equivalents, short-term deposits, trade and other receivables, loans receivable, trade and other payables, short-term borrowings, and loans are carried at fair value or amounts that approximate their fair value due to their short-term nature. Non-current assets are carried at fair value or amounts that approximate their fair value because their carrying amounts reflect current market interest rates. Fair values of financial instruments reflect the credit risk of the Company and counterparties when appropriate. Interest-bearing liabilities The fair values of the Group’s interest-bearing liabilities are determined by using the Discounted Cash Flow (DCF) method using a discount rate that reflects the issuer’s borrowing rate as of the end of the reporting period. The fair value of the Group’s interest-bearing liabilities are in most cases similar to the carrying amount, as the interest rates are floating and the non-performance risk as of 31 March 2025, was assessed to be insignificant. Derivatives The fair value of derivatives is estimated using readily observable market inputs and standard valuation models. Foreign exchange forward contracts are estimated by discounting the difference between the contractual forward price and the current forward price and applying a risk-free rate to reflect the maturity of the contract. Set out below is a comparison, by class, of the carrying amounts and fair values of the Group’s financial instruments, other than those with carrying amounts that are reasonable approximations of fair values: *The Group's balance sheet contracts have been settled during the first quarter of 2025.

3.3 Cash and Cash Equivalents Cash and cash equivalents (NOK thousand) 3/31/2025 12/31/2024 Bank deposits, unrestricted 668 283 1 084 182 Bank deposits, restricted 31 943 33 232 Total cash and cash equivalents 700 226 1 117 415 Cash and cash equivalents comprise cash at hand and banks which is subject to an insignificant risk of changes in value. Restricted bank deposits comprise of deposits and cash for withholding taxes which may not be used for other purposes. The Group has a cash-pool arrangement in DNB held by Helly Hansen AS, a subsidiary of the Group. The system is a multi-currency group account syste linked to a common limit account. The cash pool arrangement is presented on a gross basis, meaning that negative balances within individual currency accounts are classified as current interest- bearing liabilities and presented as overdrafts under financing activities in the cash flow statement.

4.1 Overview of Group companies and joint venture

The following subsidiaries are included in the combined condensed consolidated financial statements as of March 31, 2025:

Consolidated entities 03/31/2025	Location	Ownership
CTC Triangle (Norway) I AS	Norway	100 %
Helly Hansen Holding AS	Norway	100 %
Musto Topco Limited	UK	100 %
Musto Midco Limited	UK	100 %
Musto Bidco Limited	UK	100 %
Musto Limited	UK	100 %
Helly Hansen AS	Norway	100 %
A/S Helly Hansen IMAK	Denmark	100 %
Helly Hansen AB	Sweden	100 %
Helly Hansen Oy	Finland	100 %
Helly Hansen Deutschland GmbH	Deutschland	100 %
Helly Hansen Austria GmbH	Austria	100 %
Helly Hansen Schweiz AG	Switzerland	100 %
Helly Hansen Italy SRL	Italy	100 %
Helly Hansen Magyarorzag Kft	Hungary	100 %
Helly Hansen Czech Republic s.r.o.	Czech Republic	100 %
Helly Hansen Sp Zoo	Poland	100 %
Helly Hansen (UK) Limited	UK	100 %
Helly Hansen Sportswear Spain	Spain	100 %
Helly Hansen Benelux BV	Netherland	100 %
Helly Hansen Distributi BV	Netherland	100 %
Helly Hansen France SARL	France	100 %
Helly Hansen US Inc.	US	100 %
Helly Hansen Leisure Canada Inc.	Canada	100 %
Helly Hansen Far East Limited	Hong Kong	100 %

Investment in joint venture 03/31/2025	Location	Ownership
HH-ALI PTE. LTD	Singapore	50 %

Entering the Chinese market was intended as part of CTC acquisition of the Helly Hansen Group, as China was viewed to be a significant region in the global outdoor market. In 2021, a 50/50 JV partnership with the Chinese entity ALI was launched to develop and sell Helly Hansen products in China. The JV holding company was set up in Singapore with several subsidiaries and a head office in China.

HH-ALI PTE. LTD has been in a startup phase since its establishment during the COVID-19 pandemic. Throughout the period from inception, the owners have infused new capital to offset initial losses and ensure essential investment capabilities. The improved profitability in Q1 2025, when compared to Q1 2024, is largely due to higher revenues and improving gross margins, somewhat offset by higher operating expenses. The value of the joint venture is dependent on its success to execute its strategy and meeting expectations for continued growth.

4.2 Related party transactions For the three months ended 31 March Related party transactions (NOK thousand) 2025 2024 Canadian Tire Corporation Ltd. Sales to related party 89 262 90 992 Interest expenses 14 559 21 173 HH-ALI PTE. LTD Royalty fees -7 377 2 982 Sales to related party 705 2 160 Related party balances (NOK thousand) 3/31/2025 12/31/2024 Canadian Tire Corporation Ltd. Amounts owed to related party* 24 300 8 866 Amounts owed by related party 955 559 1 242 194 HH-ALI PTE. LTD Amounts owed to related parties* 41 892 37 507 *The amounts are classified as trade receivables. Related parties include the shareholder, members of the Board and the executive management team in the Group. All transactions within the Group or with other related parties are based on the principle of arm's length. Intercompany balances and transactions between consolidated companies are eliminated in the combined condensed consolidated interim financial statements and are not presented in this note. The following tables provide the total amount of transactions and balances with related parties, consisting of amounts from Canadian Tire Corporation Ltd. ("CTC") and HH-ALI PTE. LTD, with the majority of transactions being with CTC for the relevant periods:

4.3 Events after the reporting period Adjusting events There have been no significant adjusting events subsequent to the reporting date. Non-adjusting events In April 2025, the US government imposed tariffs on goods imported from a range of countries, including countries from which Helly Hansen sources products. The situation is still developing, and management is currently assessing how the potential impacts of evolving economic conditions and policy decisions may affect revenues, pricing pressure, gross margins, and inventory levels going forward, with the expected highest impact being on the North American markets. Certain measures have been taken to mitigate the impact on the Group. On May 31, 2025, the Helly Hansen Group was acquired by the U.S. lifestyle apparel company Kontoor Brands, Inc. As part of the pre-closing transaction steps, the Group's outstanding loan to Canadian Tire Corporation Ltd. ("CTC") has been converted into equity. Additionally, the shares in the joint venture HH-ALI PTE. LTD have been transferred from CTC to Helly Hansen AS. These transactions have been executed through an in-kind capital contribution from CTC to the Group. Furthermore, the majority of the Group's derivatives were settled in April and May 2025, prior to the completion of the transaction with Kontoor Brands, Inc.